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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 8, 2001


                   Caterpillar Financial Services Corporation
             (Exact name of registrant as specified in its charter)

                                   333-35460
                            (Commission File Number)

          Delaware                                          37-1105865
(State or other jurisdiction                             (I.R.S. Employer
     of incorporation)                                  Identification No.)


                             2120 West End Avenue
                        Nashville, Tennessee 37203-0001
            (Address of principal executive offices, with zip code)

                                (615) 341-1000
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

     In connection with the registrant's Registration Statement (Form S-3), Regristration No. 333-35460, the registrant is filing herewith the documents listed in Item 7 below.

Item 7.   Exhibits.

1.1    Underwriting Agreement

1.2    Terms Agreement

4      Form of 5.95% Note due 2006

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Caterpillar Financial Services Corporation



Date:  May 8, 2001                By:   /s/ Paul J. Gaeto
                                       -----------------------------
                                             Paul J. Gaeto
                                             Secretary

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                                 EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------------------------------------------------
     1.1             Underwriting Agreement

     1.2             Terms Agreement

     4               Form of 5.95% Note due 2006

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